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EXHIBIT 10.4

                AMENDMENT TO CHIEF EXECUTIVE EMPLOYMENT AGREEMENT

The parties agree that Section 2 of the Chief Executive Employment Agreement effective January 28, 2002 is hereby changed and amended to read as follows:

      2, Employment Term. Unless sooner terminated in accordance with the provisions of this Agreement, the term of this Agreement shall commence on January 28, 2002 and shall continue until the third anniversary of such date and thereafter shall continue for additional one year periods unless either party gives the other party written notice of non-renewal at least one month prior to any anniversary date of this Agreement. As used herein, the term "Employment Term" shall refer to the foregoing period.

/s/ Bradley C. Houlberg           /s/ Harold D. Garrison
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Bradley C. Houlberg               Harold D. Garrison
President                         Chairman, on Behalf of the Board of Directors

10/20/04                          10/20/04
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Date                              Date